TCW/DW TERM TRUST 2002
LETTER TO THE SHAREHOLDERS [|] SEPTEMBER 30, 2001

DEAR SHAREHOLDER:

For the 12-month period ended September 30, 2001, the net asset value of TCW/DW Term Trust 2002 increased from $9.91 to $10.79 per share. Based on this change, and including reinvestment of dividends totaling $0.48 per share, the Trust's total return for the period was 14.2 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $9.375 to $10.55. Based on this change, and including reinvestment of dividends, the Trust's total return for the period was 18.03 percent.

THE MARKET

The pronounced slowdown in the U.S. economy over the past 12 months has been the underlying cause of a rally in the U.S. Treasury market. So far in 2001, the Federal Reserve Board has reduced interest rates nine times and by 400 basis points (including a 50-basis-point cut on October 3, after the reporting period ended). Short-term Treasury yields have benefited the most from the rate cuts, with yields on three- and six-month Treasuries down almost 400 basis points since last year and the yield on the 10-year U.S. Treasury down more than 120 basis points. The Federal Reserve's commitment to stabilizing financial markets was swiftly demonstrated after the terrorist attacks on September 11, with the implementation of a 50-basis-point rate cut and an unprecedented increase in temporary reserves. In the immediate aftermath of the attacks, economic activity in the U.S. came temporarily to a halt as consumer confidence and spending plummeted and people stayed home. Many analysts have since predicted that the U.S. economy may suffer a recession.

Bond trading resumed within a few days of the attacks, although liquidity and trading hours were somewhat curtailed. Treasuries rallied in a flight to quality with the shorter maturities benefiting the most from the 50-basis-point rate cut and large stock-market declines. Trading in generic mortgage pass-through securities returned to near normal conditions within one week of the attacks. Prices of mortgages rose, in sharp contrast to prices in the credit sectors of the fixed-income market, which fell sharply. The high credit quality of the mortgage market contributed to its rapid recovery, as the vast majority of mortgage securities were issued by the U.S. government and its agencies or were rated AAA. However, the mortgage market is now facing another wave of refinancing activity. The housing sector has been strong all year, and mortgage rates have recently fallen below 7.00 percent again. The MBA Refi Index jumped above 2700 in the final weeks of September, close to the highs seen nine months ago. Consumers' response to refinancing opportunities has been heightened by technological improvements and media coverage.

TCW/DW TERM TRUST 2002
LETTER TO THE SHAREHOLDERS [|] SEPTEMBER 30, 2001 CONTINUED

THE PORTFOLIO

According to TCW Investment Management Company, the Fund's adviser, approximately 71.2 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 13.5 percent is invested in inverse floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately
15.3 percent of the Trust's portfolio is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. At September 28, 2001, the Trust was not leveraged.

LOOKING AHEAD

While the full impact of the terrorist attacks on the U.S. economy and psyche has yet to be determined, most economists believe that the nation's long-term prospects remain bright. Within this context, TCW believes that the mortgage sector is positioned to perform well. The mortgage sector provides investors with both high levels of liquidity and credit quality. Spreads between mortgages and Treasuries are currently above historic norms, enhancing expected returns in both rising and falling interest-rate environments. In TCW's view, today's steeper yield curve should also reward investors with wider spreads relative to Treasuries as mortgage securities shorten and roll down the curve. Although prepayment rates are expected to increase as a result of the decline in Treasury rates, TCW believes that this prepayment risk is manageable. TCW's investment strategy has always emphasized call protection and the adviser strives to maintain a higher level of call protection than the generic mortgage market. This emphasis seeks to reduce portfolio exposure to prepayment and reinvestment rate risk. As always, the Trust remains invested in the highest tiers of credit quality, with the vast majority of its holdings issued by the U.S. government and its agencies and instrumentalities.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 184,800 shares of common stock at a weighted average price discount of 4.25 percent.

TCW/DW TERM TRUST 2002
LETTER TO THE SHAREHOLDERS [|] SEPTEMBER 30, 2001 CONTINUED

We appreciate your ongoing support of TCW/DW Term Trust 2002 and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
---------------------------------        ---------------------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

TCW/DW TERM TRUST 2002
RESULTS OF SPECIAL MEETING

On June 26, 2001, a special meeting of shareholders of TCW/DW Term Trust 2002 was held for the purpose of voting on the following proposal:

(1) Approval of a new Investment Advisory Agreement between the Trust and TCW Investment Management Company, a wholly owned subsidiary of The TCW Group, Inc., in connection with the proposed acquisition of a controlling interest in The TCW Group by Societe Generale Asset Management, S.A., a wholly owned subsidiary of Societe Generale, S.A.:

   For .............   27,947,370
   Against .........      373,634
   Abstain .........      581,559

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS [|] SEPTEMBER 30, 2001


 PRINCIPAL
 AMOUNT IN                                                                            COUPON      MATURITY
 THOUSANDS                                                                             RATE         DATE          VALUE
-----------                                                                        ------------  ----------  --------------
            Collateralized Mortgage Obligations (81.0%)
            U.S. Government Agencies (47.0%)
 $    622   Federal Home Loan Mortgage Corp. 1389 SB ...........................   15.778+%      10/15/07    $      637,043
   28,449   Federal Home Loan Mortgage Corp. 1465 G (PAC) ......................    7.00         12/15/07        29,598,146
   11,608   Federal Home Loan Mortgage Corp. 1481 H (PAC) ......................    6.875        08/15/21        11,836,855
    1,477   Federal Home Loan Mortgage Corp. 1519 J ............................   20.953+       05/15/08         1,752,813
    7,524   Federal Home Loan Mortgage Corp. 1542 HA (PAC) .....................    6.00         10/15/20         7,653,079
    2,571   Federal Home Loan Mortgage Corp. 1609 LG (PAC) .....................    9.749+       11/15/23         2,785,001
    4,955   Federal Home Loan Mortgage Corp. 1611 QB (PAC) .....................   16.187+       11/15/23         5,306,141
   16,022   Federal Home Loan Mortgage Corp. 1633 B ............................    6.50         09/15/23        16,782,573
   18,112   Federal Home Loan Mortgage Corp. 1638 K (PAC) ......................    6.50         03/15/23        18,979,183
   38,216   Federal Home Loan Mortgage Corp. 2143 CH (PAC) .....................    6.00         02/15/19        39,184,369
    6,217   Federal Home Loan Mortgage Corp. 2085 PA (PAC) .....................    6.00         07/15/17         6,347,864
    7,260   Federal National Mortgage Assoc. 1992-208 C (TAC) ..................    7.50         10/25/07         7,337,538
    8,333   Federal National Mortgage Assoc. 1993-139 SP (PAC) .................   12.885+       12/25/21         9,480,157
    9,843   Federal National Mortgage Assoc. 1993-179 SV .......................   19.00 +       10/25/21        10,718,484
   18,193   Federal National Mortgage Assoc. 1993-190 S ........................    6.91 +       10/25/08        18,243,714
    5,814   Federal National Mortgage Assoc. 1993-238 SA .......................    9.383+       07/25/08         5,664,987
                                                                                                             --------------
            Total U.S. Government Agencies (Cost $184,373,322) ..........................................       192,307,947
                                                                                                             --------------
            Private Issues (34.0%)
    9,022   Bear Stearns Mortgage Securities, Inc. 1993-10 A7 (PAC) ............    7.20         07/25/24         9,444,258
    7,534   Citicorp Mortgage Securities, Inc. 1992-20 A5 ......................    7.50         12/25/07         7,531,909
   19,574   CMC Securities Corp. III 1994-C A9 (PAC) ...........................    6.75         03/25/24        20,285,724
   11,232   CountryWide Funding Corp. 1994-4 A12 ...............................    6.95         04/25/24        11,621,575
   36,760   General Electric Capital Mortgage Services, Inc. 1994-6 A9 .........    6.50         09/25/22        37,759,520
   13,170   Prudential Home Mortgage Securities 1993-2 A7 ......................    7.00         02/25/08        13,643,790
   20,000   Prudential Home Mortgage Securities 1993-60 A3 (PAC) ...............    6.75         12/25/23        20,800,000
   16,836   Residential Funding Mortgage Securities I 1993-S40 A8 (TAC) ........    6.75         11/25/23        17,509,345
                                                                                                             --------------
            Total Private Issues (Cost $132,394,355).....................................................       138,596,121
                                                                                                             --------------
            Total Collateralized Mortgage Obligations (Cost $316,767,677)................................       330,904,068
                                                                                                             --------------
            U.S. Government Agency Mortgage Pass-Through Securities (2.8%)
   10,000   Federal National Mortgage Assoc. ...................................    6.79         04/01/30        10,179,454
    1,411   Government National Mortgage Assoc. II ARM .........................    6.375        06/20/25         1,447,363
                                                                                                             --------------
            Total U.S. Government Agency Mortgage
             Pass-Through Securities (Cost $11,410,698) .................................................        11,626,817
                                                                                                             --------------



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS [|] SEPTEMBER 30, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                COUPON       MATURITY
 THOUSANDS                                                                 RATE          DATE          VALUE
-----------                                                            ------------  ------------ ---------------
             Tax-Exempt Municipal Bonds (9.6%)
             Industrial Development Revenue (3.4%)
             Metropolitan Pier & Exposition Authority, Illinois,
 $  6,610     McCormick Place (Ambac) ................................     0.00 %      06/15/02    $   6,499,745
    7,400     McCormick Place (Ambac) ................................     0.00        12/15/02        7,174,152
                                                                                                   -------------
                                                                                                      13,673,897
                                                                                                   -------------
             Other Revenue (2.4%)
   10,400    Texas, 1992 Refg Ser C (FGIC) ...........................     0.00        04/01/03        9,996,584
                                                                                                   -------------
             Tax Allocation Revenue (3.8%)
   33,140    Johnson County, Kansas, (Ambac) .........................     0.00        06/01/12       15,424,682
                                                                                                   -------------
             Total Tax-Exempt Municipal Bonds (Cost $37,800,768)......                                39,095,163
                                                                                                   -------------
             Short-Term Investments (5.5%)(a)
             Commercial Paper
             Finance - Automotive (1.3%)
    5,494    USAA Capital Corp. ......................................     3.15        10/01/01        5,493,039
                                                                                                   -------------
             Miscellaneous (4.2%)
   17,100    Paccar Financial Corp. ..................................     2.50        10/18/01       17,077,437
                                                                                                   -------------
             Total Short-Term Investments (Cost $22,573,812)....................................      22,570,476
                                                                                                   -------------
             Total Investments (Cost $388,552,955) (b)............................         98.9%     404,196,524
             Other Assets in Excess of Liabilities ...............................          1.1        4,546,838
                                                                                          -----    -------------
             Net Assets ..........................................................        100.0%   $ 408,743,362
                                                                                          =====    =============

------------
 ARM      Adjustable rate mortgage.
 PAC      Planned Amortization Class.
 TAC      Targeted Amortization Class.
  + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
 (a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
 (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $15,858,673 and the aggregate gross unrealized depreciation is $215,104, resulting in net unrealized appreciation of $15,643,569.

Bond Insurance:
---------------
 Ambac    Ambac Assurance Corporation.
 FGIC     Financial Guaranty Insurance Company.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

Assets:
Investments in securities, at value
 (cost $388,552,955) ...........................................................    $404,196,524
Cash ...........................................................................       2,921,595
Interest receivable ............................................................       1,941,656
Prepaid expenses ...............................................................          14,917
                                                                                    ------------
  Total Assets .................................................................     409,074,692
                                                                                    ------------
Liabilities:
Payable for:

  Management fee ...............................................................         130,404
  Investment advisory fee ......................................................          86,936
Accrued expenses ...............................................................         113,990
Contingencies (Note 9) .........................................................         --
                                                                                    ------------
  Total Liabilities ............................................................         331,330
                                                                                    ------------
  Net Assets ...................................................................    $408,743,362
                                                                                    ============
Composition of Net Assets:

Paid-in-capital ................................................................    $362,795,406
Net unrealized appreciation ....................................................      15,643,569
Accumulated undistributed net investment income ................................      30,985,101
Accumulated net realized loss ..................................................        (680,714)
                                                                                    ------------
  Net Assets ...................................................................    $408,743,362
                                                                                    ============
  Net Asset Value Per Share,
  37,876,061 shares outstanding (unlimited shares authorized of $.01 par value)           $10.79
                                                                                          ======

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001


Net Investment Income:

Interest Income ...............................    $28,008,781
                                                   -----------
Expenses
Management fee ................................      1,536,602
Investment advisory fee .......................      1,024,401
Transfer agent fees and expenses ..............         94,717
Professional fees .............................         71,084
Insurance expenses ............................         69,351
Registration fees .............................         35,389
Shareholder reports and notices ...............         17,305
Custodian fees ................................         13,720
Trustees' fees and expenses ...................         12,386
Other .........................................         36,290
                                                   -----------
  Total Operating Expenses ....................      2,911,245
Interest expense ..............................      1,849,829
                                                   -----------
  Total Expenses ..............................      4,761,074
                                                   -----------
  Net Investment Income .......................     23,247,707
                                                   -----------
Net Realized and Unrealized Gain (Loss):
Net realized loss .............................       (366,454)
Net change in unrealized depreciation .........     28,558,647
                                                   -----------
  Net Gain ....................................     28,192,193
                                                   -----------
Net Increase ..................................    $51,439,900
                                                   ===========

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets


                                                                                FOR THE YEAR           FOR THE YEAR
                                                                                    ENDED                 ENDED
                                                                             SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
                                                                            --------------------   -------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ...................................................      $  23,247,707          $  22,758,420
Net realized loss .......................................................           (366,454)              (323,993)
Net change in unrealized depreciation ...................................         28,558,647             (1,162,839)
                                                                               -------------          -------------
  Net Increase ..........................................................         51,439,900             21,271,588
Dividends to shareholders from net investment income ....................        (18,194,340)           (22,795,920)
Decrease from transactions in shares of beneficial interest .............         (1,774,725)           (12,742,486)
                                                                               -------------          -------------
  Net Increase (Decrease) ...............................................         31,470,835            (14,266,818)
Net Assets:
Beginning of period .....................................................        377,272,527            391,539,345
                                                                               -------------          -------------
End of Period
(Including accumulated undistributed net investment income of $30,985,101
and $25,941,467, respectively) ..........................................      $ 408,743,362          $ 377,272,527
                                                                               =============          =============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

Increase (Decrease) in Cash:
Cash Flows Provided by Operating Activities:
Net investment income ....................................................................     $ 23,247,707
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations ...........................          205,916
Decrease in payables related to operations ...............................................         (402,989)
Net amortization of discount/premium .....................................................       (2,977,419)
                                                                                               ------------
  Net Cash Provided by Operating Activities ..............................................       20,073,215
                                                                                               ------------
Cash Flows Provided by Investing Activities:
Purchases of investments .................................................................       (2,013,361)
Principal prepayments of investments .....................................................       86,254,850
Net purchases of short-term investments ..................................................      (18,015,256)
                                                                                               ------------
  Net Cash Provided by Investing Activities ..............................................       66,226,233
                                                                                               ------------
Cash Flows Used for Financing Activities:
Net payments for shares of beneficial interest repurchased ...............................       (1,843,513)
Net payments for maturities of reverse repurchase agreements .............................      (63,340,000)
Dividends to shareholders from net investment income .....................................      (18,194,340)
                                                                                               ------------
  Net Cash Used for Financing Activities .................................................      (83,377,853)
                                                                                               ------------
Net Increase in Cash .....................................................................        2,921,595
Cash Balance at Beginning of Period ......................................................          --
                                                                                               ------------
Cash Balance at End of Period ............................................................     $  2,921,595
                                                                                               ============
Cash paid during the period for interest .................................................     $  2,151,292
                                                                                               ============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2002 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on August 28, 1992 and commenced operations on November 30, 1992. The Trust will distribute substantially all of its net assets on or about December 31, 2002 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2001 CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2001 were as follows:


                                                                                  SALES/
                                                                PURCHASES       PREPAYMENTS
                                                              -------------   --------------
U.S. Government Agencies ..................................        --           $81,418,719
Private Issue Collateralized Mortgage Obligations .........    $2,013,361        4,836,131

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 2001, the Trust had transfer agent fees and expenses payable of approximately $890.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2001 CONTINUED

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                                     CAPITAL
                                                                                     PAID IN
                                                                    PAR VALUE       EXCESS OF
                                                     SHARES         OF SHARES       PAR VALUE
                                                 ---------------   -----------   ---------------
Balance, September 30, 1999 ..................      39,453,740      $ 394,537     $ 376,918,080
Treasury shares purchased and retired
 (weighted average discount 5.58%)* ..........      (1,392,879)       (13,929)      (12,728,557)
                                                    ----------      ---------     -------------
Balance, September 30, 2000 ..................      38,060,861        380,608       364,189,523
Treasury shares purchased and retired
 (weighted average discount 4.25%)* ..........        (184,800)       (18,480)       (1,756,245)
                                                    ----------      ---------     -------------
Balance, September 30, 2001 ..................      37,876,061      $ 362,128     $ 362,433,278
                                                    ==========      =========     =============

------------
*     The Trustees have voted to retire the shares purchased.

5. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

At September 30, 2001, there were no reverse repurchase agreements outstanding. The maximum and average daily amounts outstanding during the period were $63,340,000 and $47,461,018, respectively. The weighted average interest rate during the period was 6.18%.

6. DIVIDENDS

The Trust declared the following dividends from net investment income:


      DECLARATION          AMOUNT PER           RECORD                PAYABLE
         DATE                SHARE               DATE                  DATE
----------------------   -------------   --------------------   -------------------
  September 25, 2001         $0.04         October 5, 2001        October 19, 2001

7. FEDERAL INCOME TAX STATUS

At September 30, 2001, the Trust had a net capital loss carryover of approximately $31,000 which will be available to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $649,000 during fiscal 2001.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2001 CONTINUED

As of September 30, 2001, the Trust had temporary book/tax differences attributable to post-October losses and permanent book/tax differences attributable to reclassification of net gain on paydowns. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $9,733.

8. CHANGE IN ACCOUNTING POLICY

Effective October 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in a decrease in the cost of securities and a corresponding decrease to undistributed net investment income based on securities held as of September 30, 2001.

9. LITIGATION

Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, and Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against the two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgement on the pleadings. In August 1997, plaintiffs filed a motion for the class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiffs' motion for class certification. The Court ruled that plaintiffs' motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." The case has been settled subject to judicial approval following a fairness hearing. On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiffs' motion to remand the action to state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS [|] SEPTEMBER 30, 2001 CONTINUED

September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000. The case was subsequently removed to Florida state court and the litigation remains pending. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2002
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                            2001         2000          1999          1998          1997
                                                        ----------- ------------- ------------- ------------- -------------
Selected Per Share Data:
Net asset value, beginning of period. .................   $ 9.91      $ 9.92        $10.66       $ 9.89       $ 9.18
                                                          ------      ------        ------       ------       ------
Income (loss) from investment operations:

 Net investment income ................................     0.61        0.58          0.74         0.72         0.74
 Net realized and unrealized gain (loss) ..............     0.75       (0.02)        (0.81)        0.67         0.62
                                                          ------      ------        ------       ------       ------
Total income (loss) from investment operations ........     1.36        0.56         (0.07)        1.39         1.36
                                                          ------      ------        ------       ------       ------
Less dividends and distributions from:

 Net investment income ................................    (0.48)      (0.59)        (0.66)       (0.66)       (0.68)
 Net realized gain ....................................       --          --         (0.03)          --        (0.02)
                                                          ------      ------        ------       ------      -------
Total dividends and distributions .....................    (0.48)      (0.59)        (0.69)       (0.66)       (0.70)
                                                          ------      ------        ------       ------      -------
Anti-dilutive effect of acquiring treasury shares .....       --        0.02          0.02         0.04         0.05
                                                          ------      ------        ------       ------      -------
Net asset value, end of period ........................   $10.79      $ 9.91         $9.92       $10.66       $ 9.89
                                                          ======      ======         =====       ======       ======
Market value, end of period ...........................   $10.55      $9.375        $9.375       $9.875       $9.125
                                                          ======      ======        ======       ======       ======
Total Return+  ........................................    18.03%       6.54%         1.90%       16.04%       21.81%
Ratios to Average Net Assets:
Operating expenses ....................................     0.74%       0.75%         0.77%        0.78%        0.78%
Interest expense ......................................     0.47%       2.06%         1.27%        1.79%        2.19%
Net expenses ..........................................     1.21%       2.81%         2.04%        2.57%        2.97%
Net investment income .................................     5.90%       6.00%         7.08%        6.81%        7.51%
Supplemental Data:
Net assets, end of period, in thousands ............... $408,743    $377,273    $391,539       $435,627     $429,328
Portfolio turnover rate ...............................      -- #          4%         17%          -- #         --

------------
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total return does not reflect brokerage commissions.

# Less than 0.5%.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF TCW/DW TERM TRUST 2002:

We have audited the accompanying statement of assets and liabilities of TCW/DW Term Trust 2002 (the "Trust"), including the portfolio of investments, as of September 30, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW/DW Term Trust 2002 as of September 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 9, 2001

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

MANAGER

Morgan Stanley Services Company Inc.
c/o Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

ADVISER

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

TCW/DW

TERM TRUST
2002

[GRAPHIC OMITTED]


ANNUAL REPORT
SEPTEMBER 30, 2001